SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 20, 2009

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(Date of Report: Date of earliest event reported)

Cordia Corporation

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(Exact name of registrant as specified in its charter)

Nevada                                    33-23473                            11-2917728

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(State or other jurisdiction)           (Commission File Number)     (IRS Employer ID No.)

of incorporation)

13275 W. Colonial Drive, Winter Garden, Florida 34787

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(Address of principal executive office)

Registrant's telephone number, including area code: 866-999-9999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR                 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01   Change in Registrant’s Certifying Accountant

On January 19, 2004, Cordia Corporation (the “Company”), a Nevada corporation engaged Lazar, Levine & Felix, LLP (“LLF”) as its independent registered public accounting firm for its audit for the year ended December 2003.  The Company had never consulted LLF on any accounting issue prior to its initial audit engagement.  Since the original engagement in 2004, LLF has continued to serve as the Company’s independent registered public accounting firm.

On February 16, 2009, LLF was acquired by Parente Randolph, LLC (“Parente”), as a result of the acquisition LLF merged its operations into Parente  and certain of the professional staff and partners of LLF joined Parente either as employees or partners of Parente.

On February 16, 2009, and concurrently with the resignation of LLF, the Company, through and with the approval of its’ Audit Committee and Board of Directors, engaged Parente as its independent registered public accounting firm.

Prior to engaging Parente, the Company did not consult with Parente regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Parente on the Company’s financial statements, and Parente did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

The report of independent registered public accounting firm of LLF regarding the Company’s financial statements for the fiscal years ended December 31, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that, with respect to the Company’s financial statements for the fiscal years ended December 31, 2007 and 2006, substantial doubt was raised as to the Company’s ability to continue as a going concern. During the years ended December 31, 2007 and 2006, and during the interim period from the end of the most recently completed fiscal year through February 16, 2009, the date of resignation, there were no disagreements with LLF on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of LLF would have caused it to make reference to such disagreement in its reports.

The Company provided LLF with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that LLF furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated February 20, 2009, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

The information included in this Form 8-K is not to be incorporated into Cordia’s other SEC filings.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.  The following exhibits are being furnished as part of this Report.

Exhibit No.                                       Title of Document

16.1                             Correspondence from LLF to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                                                                                 Cordia Corporation

                                                                                                  By: /s/ Kevin Griffo

Date: February 20, 2009

  Kevin Griffo, Chief Executive Officer,

                                                                                                  Duly Authorized Officer